Exhibit 10.4

EXECUTION COPY

Cooperation Agreement

THIS COOPERATION AGREEMENT (this “Agreement”), is entered into this 18th day of October, 2004 (the “Effective Date”) by and between ViroPharma Incorporated (“ViroPharma”), a corporation organized and existing under the laws of the State of Delaware with offices located at 397 Eagleview Boulevard, Exton, PA 19341 and Eli Lilly and Company (“Lilly”), a corporation organized and existing under the laws of the State of Indiana with offices located at Lilly Corporate Center, Indianapolis, Indiana 46285. ViroPharma and Lilly are sometimes referred to herein individually as a “Party” and collectively as “Parties”.

In consideration of the mutual covenants and agreements set forth in this Agreement, the Parties agree as follows:

1. Explanatory Statement and Definitions.

(a) Background. Lilly and ViroPharma have entered into an Assignment, Transfer and Assumption Agreement dated of even date herewith (the “Assignment Agreement”) pursuant to which ViroPharma has, among other things, agreed to purchase from Lilly the United States rights to the Marketed Product. Lilly currently manufactures the Marketed Product and, pursuant to the Manufacturing Agreement to be entered into on the Closing Date (the “Manufacturing Agreement”), Lilly will agree to manufacture the Marketed Product for ViroPharma for the period of time and in accordance with the terms and conditions set forth in the Manufacturing Agreement. Any capitalized terms not otherwise defined in this Agreement shall have the meanings assigned to such terms in the Assignment Agreement or in the Manufacturing Agreement. Lilly will cease being a manufacturer of the Marketed Product and is in the process of establishing the Third Person Supply Chain (“TPSC”) with the goal of providing to ViroPharma a manufacturing operation to take Lilly’s place. The TPSC comprises (a) the purchase of bulk API from [***]. pursuant to the Bulk Material Supply Agreement between Lilly and [***] dated October 12, 2004 (the “API Supply Agreement”) and (b) the purchase of finished Marketed Product from [***] pursuant to (i) the Master Agreement between Lilly and [***] dated March 13, 2003, as amended by that certain Amendment No. 1 to the Master Agreement dated September 21, 2004 and effective August 31, 2004 (as amended, the “[***] Master Agreement”) and (ii) the Project Agreement between Lilly and [***] dated September 21, 2004 and effective August 31, 2004 (the “[***] Project Agreement,” and, together with the [***] Master Agreement, the “Finished Product Supply Agreement”). The API Supply Agreement and the Finished Product Supply Agreement are, collectively, the “TPSC Agreements.” Lilly has provided to ViroPharma complete and accurate copies of the TPSC Agreements, and there are no other written agreements or material oral understandings relating to the TPSC. Any reference to an assignment of the [***] Master Agreement means that both Lilly and ViroPharma will be able to operate under the [***] Master Agreement as if there were two separate identical [***] Master Agreements related to each of Lilly’s and Viropharma’s respective products as set forth in the confirmation attached hereto as Exhibit A.

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(b) Roadmap. Among other provisions, Section 2.3 of the Manufacturing Agreement and Section 13.3 of the Assignment Agreement (collectively, the “TPSC Provisions”) address the migration from Lilly to the TPSC for the manufacture of the Marketed Product, and Lilly’s delivery of the TPSC to ViroPharma. Pursuant to the TPSC Provisions, the parties have agreed that Lilly will assist ViroPharma in entering into its own agreements with [***] and, failing that, take an assignment of the API Supply Agreement and/or the Finished Product Supply Agreement from Lilly (the “TPSC Hand-Off”). The purpose of this Agreement is to assist the Parties in implementing the TPSC Hand-Off, including: (i) Lilly’s covenant to help ViroPharma enter into its own agreements; (ii) in the alternative, Lilly’s covenant to assign the agreements to ViroPharma; (iii) certain understandings regarding product development and qualification regardless of the form of the TPSC Hand-Off; (iv) certain understandings regarding the TPSC Agreements prior to the TPSC Hand-Off; (v) certain understandings regarding ViroPharma’s involvement in the development function; and (vi) certain understandings regarding Lilly’s preparation of regulatory materials for filing by ViroPharma. To the extent that there is any conflict between the TPSC Provisions and this Agreement, the provisions of this Agreement shall control.

2. TPSC Agreements for ViroPharma.

(a) API Supply Agreement.

(i) Promptly following the Closing Date, Lilly shall assist ViroPharma in negotiating an agreement with [***] for the supply of bulk API used to manufacture the Marketed Product in the Territory in form substantially similar to the API Supply Agreement, with any changes thereto to be approved by ViroPharma in its sole discretion. In the event that such an agreement has not been entered into, Lilly shall assign the API Supply Agreement to ViroPharma, together with the Quality Agreement described therein and all other agreements related thereto, and the timing of such assignment will be at Lilly’s discretion upon reasonable notice to ViroPharma but will occur no earlier than after the Third Person Supply Chain has all necessary Regulatory Approvals for the manufacture and supply of Marketed Product and no later than the end of the Contract Period (as defined in Section 8.1 of the Manufacturing Agreement) of the Manufacturing Agreement; provided that following such assignment, Lilly shall remain obligated for any liabilities or obligations arising under the TPSC Agreements prior to the assignment.

(ii) In the event that the TPSC Hand-Off takes the form of an assignment, then Lilly shall use commercially reasonable efforts to enter into an agreement directly with [***] for the supply of [***] (including, for purposes hereof, agreeing with [***] to make such purchases by means of [***] purchase orders). If Lilly is unable to enter into an agreement with [***] or otherwise obtain a supply of [***] needed for the manufacture of its product for Canada, if requested by Lilly, ViroPharma will make commercially reasonable efforts to obtain a sufficient quantity of [***} to supply to [***] or any other manufacturer of finished Marketed Product to allow such manufacturer to meet Lilly’s requirements of finished product for Canada. In such event, Lilly will provide ViroPharma with an appropriate forecast and order for such purpose as set forth in Sections 13 and 14 of the API Supply Agreement and Lilly will

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pay ViroPharma in a time frame that permits ViroPharma to remain current on all of its payment obligations to [***] with respect to such product. In the event Lilly requests that ViroPharma supply [***] to meet Lilly’s requirements for bulk material for use in manufacturing its product for Canada, ViroPharma’s sole obligation will be to place such order with [***] for delivery to Lilly, and ViroPharma shall have no obligation, and Lilly shall hold ViroPharma harmless, with respect to any claims Lilly may have with respect to the manufacture, supply (including any allocation of limited supply made by ViroPharma), quality, delivery or other aspects of [***] performance with respect thereto.

(b) Finished Product Supply Agreement.

(i) Promptly following the Closing Date, Lilly shall assist ViroPharma in negotiating an agreement with [***] for the supply of finished Marketed Product in the Territory in form substantially similar to the Finished Product Supply Agreement, with any changes thereto to be approved by ViroPharma in its sole discretion, which agreement shall provide for supply of Marketed Product to ViroPharma at the end of the term of the Manufacturing Agreement. In the event that such an agreement has not been entered into, Lilly shall assign the Finished Product Supply Agreement to ViroPharma, together with the Quality Agreement described therein and all other agreements related thereto, and the timing of such assignment will be at Lilly’s discretion upon reasonable notice to ViroPharma but will occur no earlier than after the Third Person Supply Chain has all necessary Regulatory Approvals for the manufacture and supply of Marketed Product and no later than the end of the Contract Period (as defined in Section 8.1 of the Manufacturing Agreement) of the Manufacturing Agreement; provided that following such assignment, Lilly shall remain obligated for any liabilities or obligations arising under the TPSC Agreements prior to the assignment.

(ii) In the event that the TPSC Hand-Off takes the form of an assignment, then Lilly shall use commercially reasonable efforts to enter into an agreement directly with [***] for the supply of finished product. If Lilly is unable to enter into an agreement with [***] or otherwise obtain a supply of finished product needed for the manufacture of its product for Canada, if requested by Lilly, ViroPharma will make commercially reasonable efforts to obtain a sufficient quantity of finished product from [***] to allow such manufacturer to meet Lilly’s requirements of finished product for Canada. In such event, Lilly will provide ViroPharma with an appropriate forecast and order for such purpose as set forth in the Finished Product Supply Agreement and Lilly will pay ViroPharma in a time frame that permits ViroPharma to remain current on all of its payment obligations to [***] with respect to such product. In the event Lilly requests that ViroPharma supply finished product to meet Lilly’s requirements for Canada, ViroPharma’s sole obligation will be to place such order with [***] for delivery to Lilly, and ViroPharma shall have no obligation, and Lilly shall hold ViroPharma harmless, with respect to any claims Lilly may have with respect to the manufacture, supply (including any allocation of limited supply made by

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ViroPharma), quality, delivery or other aspects of [***] performance with respect thereto.

(c) Timing. The Parties will diligently pursue the negotiation of the agreements referred to in Section 2(a) and (b) and attempt to finalize such agreements as soon as reasonably possible after the Closing Date.

(d) Certain Understandings. Notwithstanding any provision in this Agreement to the contrary: (i) subject to paragraph 8 of this Agreement, all responsibilities and obligations of Lilly set forth in the TPSC Agreements relating to the development of and obtaining of marketing approval for the Marketed Product, including out of pocket expenses and technology transfer obligations, shall remain the responsibilities and obligations of Lilly regardless of the occurrence or form of the TPSC Hand-Off; (ii) as of the Closing Date, all technology transfer relating to Lilly’s manufacturing processes shall be deemed to be sublicensed by [***], as the case may be, from ViroPharma, pursuant to the exclusive license granted by Lilly to ViroPharma under the Licensed Technology in the Assignment Agreement, and any data and intellectual property created by Lilly and/or [***] in the context of implementing the TPSC shall automatically become part of the Licensed Technology; (iii) Lilly shall deliver final copies of all technology transfer documentation to ViroPharma promptly after delivery to [***], but in any event no later than 30 days after delivery to [***]; (iv) Lilly shall not amend the TPSC Agreements, or take any actions permitted or contemplated thereunder of a material nature, without the express prior written consent of ViroPharma, and without limiting the generality of the foregoing, any actions identified in Sections 4 and 5 below as requiring the participation of Lilly under such circumstances shall, for the purposes of this section, require the consent of ViroPharma; (v) beginning on the Closing Date, Lilly shall invite ViroPharma to be part of all material pre-scheduled discussions with [***], including scheduled weekly conference calls, and shall provide to ViroPharma copies of all material correspondence and Lilly shall update ViroPharma as soon as reasonably practicable on any material pre-scheduled discussion or other non-scheduled material discussion that ViroPharma is unable or does not participate in; (vi) Lilly shall timely prepare and enable ViroPharma to make timely submissions of all necessary regulatory filings to obtain marketing approval of the Marketed Product manufactured by the TPSC as contemplated in the TPSC Agreements; and (viii) except for information rights and covenants relating to refrain from changing the TPSC Agreements, ViroPharma’s other rights set forth in this Agreement shall not become effective until the Closing Date.

(e) Cooperation. If for any reason the TPSC Hand-Off is ineffective or adversely affects the rights of ViroPharma so that ViroPharma would not in fact receive all necessary rights under the TPSC Agreements, Lilly and ViroPharma will cooperate in a mutually agreeable arrangement under which Lilly would obtain any benefits not received by ViroPharma in the TPSC Hand-Off (the “Lilly Additional Agreement”). Pursuant to the Lilly Additional Agreement, to the extent necessary to provide ViroPharma all the necessary rights under the TPSC, Lilly shall (i) assume certain obligations in accordance with the terms of this Agreement, including subcontracting, sub-licensing, or subleasing to ViroPharma the benefits not received by ViroPharma in the TPSC Hand-Off and (ii) enforce for the benefit of ViroPharma, any and all rights of Lilly against a third party.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3. Effect of Assignment on Lilly.

(a) In the event that the TPSC Hand-Off takes the form of an assignment, then:

(i) With respect to the API Supply Agreement, Lilly shall use commercially reasonable efforts to enter into an agreement directly with [***] to meet its requirements for finished Marketed Product in Canada. If Lilly is unable to enter into an agreement with [***] and until such time as Lilly shall have obtained such an agreement or an alternative source of supply of API for Canada, ViroPharma will use commercially reasonable efforts to assist Lilly in meeting its requirements for API for a reasonable period of time.

(ii) With respect to the Finished Product Supply Agreement, Lilly shall use commercially reasonable efforts to enter into an agreement directly with [***] to meet its requirements for finished Marketed Product in Canada. If Lilly is unable to enter into an agreement with [***] and until such time as Lilly shall have obtained such an agreement or an alternative source of supply of finished Marketed Product for Canada, ViroPharma will use commercially reasonable efforts to assist Lilly in meeting its requirements for a reasonable period of time.

4. Master Agreement with [***].

With respect to the Master Agreement, in the event of assignment of the Master Agreement to ViroPharma and prior to the date Lilly enters into any agreement directly with [***], the Parties agree to work together as follows:

(a) Section 2.2 Change In Specifications. ViroPharma will use its commercially reasonable efforts to include Lilly in negotiations with [***] regarding implementation dates for changes in specifications, and ViroPharma will use its commercially reasonable efforts to give notice to Lilly of all changes and planned implementation dates.

(b) Section 4.1 Quarterly Forecast. Lilly shall provide to ViroPharma Lilly’s forecast prior to any date in which ViroPharma is required to submit a forecast for Marketed Product to [***]. ViroPharma shall thereafter include such forecast in its forecast, subject to its requirements during the forecast period.

(c) Section 8.1.3 Product Recalls. ViroPharma will use its commercially reasonable efforts to consult with Lilly in connection with any recall.

(d) Section 8.1.4 Product Rework/Reprocessing. ViroPharma will use its commercially reasonable efforts to consult with Lilly in connection with product rework or reprocessing.

(e) Section 8.1.9 Regulatory Inspections. ViroPharma shall notify Lilly of any governmental or regulatory inquiry, communication, audit or inspection of [***] facility and (Services and/or Manufacturing) processes directly relating to the Marketed Product. ViroPharma shall provide Lilly with copies of any written communication from a governmental or regulatory agency relating to a Product as soon as reasonably practicable after its receipt. Lilly shall provide reasonable assistance to ViroPharma and [***] in responding to any such inquiry, communication, or inspection relating to the Marketed Product. ViroPharma shall notify Lilly as soon as reasonably practicable if [***] plans to enter into a consent decree or an order being entered against [***]

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involving [***] failure, or alleged failure to comply with cGMP. To the extent Lilly becomes aware of any such things, it will notify ViroPharma.

(f) Section 9.1 Supplier Relationship Team. ViroPharma shall initiate formation of a team that will include one or more Lilly representatives (“Supplier Relationship Team”), which shall meet to address issues and oversee the relationship between Lilly and ViroPharma on the one hand, and [***] on the other hand. Lilly shall discuss with ViroPharma and obtain ViroPharma’s approval prior to supporting [***] if [***] proposes projects that will improve the manufacturing process and reduce the costs for Marketed Product. A process for reviewing, approving and financing such projects, which impact Marketed Product, shall be established and documented in the MRD. Lilly and ViroPharma shall establish a process for working together to comply with the requirements of the MRD and to protect ViroPharma’s interest in the Territory and Lilly’s interest in the Canadian market. Lilly and ViroPharma shall share with [***] any cost savings to the manufacture of Marketed Product realized as a result of the work of the Supplier Relationship Team and ViroPharma shall use its commercially reasonable efforts to require [***] to adjust accordingly the applicable Manufacturing Price. From time to time the Parties may, at their own expense, invite internal or external consultants to advise the Supplier Relationship Team. Any and all such external consultants shall execute a confidentiality agreement in a form mutually acceptable to Lilly, ViroPharma and [***].

(g) Section 16.1 Term. ViroPharma will give reasonable prior notice to Lilly of any intention to terminate the Master Agreement with respect to Marketed Product in the Territory.

(h) Section 16.2 Material Breach. ViroPharma will give reasonable notice to Lilly of any written notification of Material Breach to [***]. In the event of any such termination by ViroPharma, ViroPharma shall have no continuing obligations to Lilly with respect to the Master Agreement.

(i) Section 16.3 Termination for Insolvency. ViroPharma will give reasonable notice to Lilly of termination to [***] in the event [***] is or becomes a Bankrupt Party, and following any such termination by ViroPharma, ViroPharma shall have no continuing obligations to Lilly with respect to the Master Agreement.

(j) Section 18 Force Majeure. ViroPharma will give reasonable notice to Lilly of circumstances constituting a Force Majeure.

(k) Notice. Any notice to be provided pursuant to this paragraph 4 shall be made as soon as reasonably practicable.

5. Project Agreement.

With respect to the Project Agreement, in the event of assignment of the Project Agreement to ViroPharma and prior to the date Lilly enters into any similar agreement directly with [***], the parties agree to work together as follows:

(a) Section 3, Paragraph 3 Equipment Purchase. ViroPharma shall provide to Lilly any written notification that [***] provides to ViroPharma relating to [***] intended use of manufacturing equipment that will be utilized for the Product.

(b) Section 3, Paragraphs 4 and 5 Equipment Purchase. In the event any equipment is delivered to Lilly under the Project Agreement following termination or non-renewal of the Project Agreement, Lilly shall ship such equipment to ViroPharma as soon as

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reasonably possible (or direct [***] to ship to ViroPharma directly), provided, that, subject to paragraph (g) below, ViroPharma shall use commercially reasonable efforts to meet or reasonably cause to be met Lilly’s requirements for Marketed Product for Canada for Lilly’s Affiliate or a Third Person to which marketing rights for Marketed Product have been transferred or licensed.

(c) Section 5 Manufacturing Price. ViroPharma will consult with Lilly as ViroPharma reasonably deems appropriate.

(d) Section 7 Term. ViroPharma will give notice to Lilly prior to any termination of the Project Agreement due to either expiration or breach of contract.

(e) Price Exhibit Manufacturing Price. ViroPharma shall use its commercially reasonable efforts to consult with Lilly with respect to any discussions of modifications to the Manufacturing Price.

(f) Price Exhibit, Stability Costs. ViroPharma shall use its commercially reasonable efforts to consult with Lilly with respect to any discussions regarding non-routine stability requests.

(g) Non-Performance. Notwithstanding ViroPharma’s cooperation obligations hereunder, ViroPharma shall have no liability for any failure or non-performance by [***] or any third party in connection with the supply of Marketed Product to Lilly for Canada, including, for purposes hereof, any shortages, delays, or non-conformance in any supply of Marketed product.

(h) Notice. Any notice to be provided pursuant to this paragraph 4 shall be made as soon as reasonably practicable.

6. Failure to reach agreement.

In the event that ViroPharma and Lilly are unable to agree on any matter that ViroPharma is required to address with [***] related to the manufacture and supply of Marketed Product for the Territory, ViroPharma shall have the final decision, provided, however, that prior to any time at which Lilly enters into direct agreements with [***] to replace the Project Agreement and subject to the provisions of Section 4(g) above, ViroPharma shall use commercially reasonable efforts to assist Lilly in obtaining Marketed Product from [***] with respect to Lilly’s requirements for product for Canada for Lilly’s Affiliate or a Third Person to which marketing rights for product have been transferred or licensed; and provided, however, that ViroPharma shall have no obligation to allocate any of its Marketed Product for such purposes. Notwithstanding any provision in this Agreement to the contrary, ViroPharma’s obligations under Sections 3, 4 and 5 hereof shall continue for a reasonable period of time to enable Lilly to enter into its own agreements, and shall only continue for such period of time that Lilly is actively seeking to enter into such agreements.

7. Canada.

If ViroPharma intends to terminate any agreement with [***] or remove the equipment utilized by [***] to manufacture Marketed Product for Canada, ViroPharma will (i) provide Lilly with twenty-four months advance written notice before taking such actions to allow Lilly a reasonable opportunity to obtain a source of supply for Marketed Product for Canada, or (ii) agree on reasonable terms to supply, or cause a third party to agree

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directly with Lilly to supply, Lilly with requirements for the Canadian market. Notwithstanding the foregoing in this Section 6, ViroPharma shall have no obligations to Lilly for the supply of Marketed Product for Canada in the event Lilly enters into an agreement for supply with any third party.

8. Certain Payments.

Nothing in this Cooperation Agreement shall modify, amend or alter in any way the obligations agreed to by ViroPharma in Section 2.3(b) of the Manufacturing Agreement to be responsible for certain costs related to the [***] agreements as described in that Section.

9. Notices.

Unless otherwise stated in this Agreement as to the method of delivery, all notices or other communications required or permitted to be given hereunder will be in writing and will be deemed to have been duly given if delivered by hand, courier, facsimile or if mailed first class, postage prepaid, by registered or certified mail, return receipt requested (such notices will be deemed to have been given on the date delivered in the case of hand delivery or delivery by courier, on the date set forth in the confirmation sheet in the case of facsimile delivery, and on the fifth business day following the date of post mark in the case of delivery by mail) as follows:

If to Lilly, as follows:

Eli Lilly and Company

Lilly Corporate Center

Indianapolis, Indiana 46285

Facsimile: (317) 433-3000

Attn: Executive Vice President, Pharmaceutical Products

With a copy to:

Eli Lilly and Company

Lilly Corporate Center

Indianapolis, Indiana 46285

Facsimile: (317) 433-3000

Attn: General Counsel

If to ViroPharma, as follows:

ViroPharma Incorporated

397 Eagleview Boulevard

Exton, PA 19341

Facsimile: (610) 458-2017

Attn: General Counsel

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With copies to:

Piper Rudnick LLP

6225 Smith Avenue

Baltimore, MD 21209-3600

Facsimile: (410) 580-3001

Attn: Howard S. Schwartz, Esq.

or in any case to such other address or addresses as hereafter will be furnished in a written notice as provided in this Section 8 by any Party hereto to the other Party.

10. Entire Agreement.

This Agreement, the Manufacturing Agreement and the Assignment Agreement, each of their appendices, exhibits, schedules and certificates and all documents and certificates delivered in connection herewith and therewith constitute the entire agreement between the Parties with respect to the subject matter hereof and supersede all prior agreements or understandings of the Parties relating thereto.

11. Amendment.

This Agreement and the other agreements and documents referenced herein contain the full understanding of the Parties with respect to the subject matter hereof and supersede all prior understandings and writings relating thereto. No waiver, alteration or modification of any of the provisions hereof shall be binding unless made in writing and signed on behalf of the Parties by their respective officers thereunto duly authorized.

12. Counterparts.

This Agreement may be executed in any number of counterparts, each of which will be deemed an original but all of which together will constitute a single instrument.

13. No Joint Venture.

Nothing contained herein will be deemed to create any joint venture or partnership between the Parties hereto, and, except as is expressly set forth herein, neither Party will have any right by virtue of this Agreement to bind the other Party in any manner whatsoever.

14. Severability.

If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective while this Agreement remains in effect, the legality, validity and enforceability of the remaining provisions will not be affected thereby.

15. Choice of Law.

This Agreement will be governed and construed in accordance with the laws of the State of Delaware, excluding its conflict of law rules.

16. Further Assurances.

Each Party hereby agrees, without further consideration, to execute and deliver such documents and take such other actions as the other Party may reasonably request to carry out the provisions hereof, including without limitation, to implement the provisions of Section 2(d) above.

Eli Lilly & Company:

Signed:	/s/ John C. Lechleiter

Name: John C. Lechleiter

Title: Executive Vice President

Date: October 18, 2004

ViroPharma Incorporated:

Signed:	/s/ Michel de Rosen

Name: Michel de Rosen

Title: Chief Executive Officer

Date: October 18, 2004

EXHIBIT A

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